UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2022

ARCHER-DANIELS-MIDLAND COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 4600
Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 634-8100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ADM	NYSE
1.000% Notes due 2025		NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2022, Archer-Daniels-Midland Company (the “Company”) announced that Vikram Luthar, age 55, has been appointed Chief Financial Officer of the Company. Luthar succeeds the Company’s current Chief Financial Officer, Ray G. Young, who will continue his role as Vice Chairman and will support Luthar during the transition.

Mr. Luthar has served as the Company’s Senior Vice President, Head of Investor Relations and Chief Financial Officer, Nutrition since June 2021. Mr. Luthar previously served as the Company’s Senior Vice President and Chief Financial Officer, Nutrition from January 2020 until May 2021; Senior Vice President and President, Health &Wellness from January 2018 until December 2019; and Senior Vice President and President, Bioactives from January 2017 to December 2017, as well as in other roles within the Company. Prior to joining the Company, Mr. Luthar spent nearly a decade with General Motors in treasury and regional finance leadership positions. He holds a bachelor’s of technology in aerospace engineering from the Indian Institute of Technology and an MBA from the Wharton School at the University of Pennsylvania.

There are no arrangements or understandings between Mr. Luthar and any other persons pursuant to which he was appointed as Chief Financial Officer. There are no family relationships between Mr. Luthar and any director or executive officer of the Company. Mr. Luthar has not engaged in any related person transaction (as defined in Item 404(a) of Regulation S-K) with the Company.

A press release announcing the appointment of Mr. Luthar as Chief Financial Officer is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits. The following exhibits are furnished herewith:

99.1	Press release dated April 7, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: April 8, 2022	By	/s/ D. Cameron Findlay
D. Cameron Findlay
Senior Vice President, General Counsel, and Secretary